UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

NBT BANCORP INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street, Norwich, New York (Address of principal executive offices)		13815
		(Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission amends the Current Report on Form 8-K filed by NBT Bancorp Inc., a Delaware corporation (“NBT”), on March 8, 2013 (the “Initial Form 8-K”), reporting the March 8, 2013 completion of its acquisition of Alliance Financial Corporation (“Alliance”) pursuant to the Agreement and Plan of Merger, dated as of October 7, 2012, between the parties. In the transaction, NBT issued approximately 10,346,363 shares of its common stock, valued at approximately $225.6 million, in exchange for all of the issued and outstanding shares of Alliance common stock and Alliance was merged with and into NBT, with NBT surviving the merger. The Initial Form 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The required audited consolidated balance sheets of Alliance as of December 31, 2012 and 2011 and the consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years in the three year period ended December 31, 2012 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial statements relating to the acquisition of Alliance by NBT as of and for the year ended December 31, 2012, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP.

99.1	Audited Consolidated Balance Sheets of Alliance as of December 31, 2012 and 2011 and the consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years in the three year period ended December 31, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements relating to the acquisition of Alliance Financial Corporation by NBT Bancorp Inc. as of and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NBT BANCORP INC.

Date: May 16, 2013	By:	/s/ F. Sheldon Prentice
F. Sheldon Prentice
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP.

99.1	Audited Consolidated Balance Sheets of Alliance as of December 31, 2012 and 2011 and the consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years in the three year period ended December 31, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements relating to the acquisition of Alliance Financial Corporation by NBT Bancorp Inc. as of and for the year ended December 31, 2012.